© 2026 ANI Pharmaceuticals, Inc. 1 Corporate Presentation March 2026

© 2026 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The guidance included herein was provided on the Company's earnings conference call on February 27, 2026. Investors accessing this presentation subsequent to February 27, 2026 are cautioned that the Company is neither reconfirming this guidance as of any date subsequent to February 27, 2026 nor assuming any obligation to update or revise such guidance. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are forward-looking statements. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. These statements may include, but are not limited to, statements concerning our planned future operations, strategies and growth potential; our future financial performance, including our expectations regarding our forecasted revenue (including revenue from licensing, royalties and sales) and our forecasted adjusted non-GAAP EBITDA and adjusted non-GAAP gross margin, as well as our estimates of our expenses and capital requirements; our development pipeline, including the structure, focus, success, cost and timing of our development activities, including nonclinical studies and clinical trials, and the reporting of data from those activities; expected timeframes for the submission of new drug applications, abbreviated new drug applications, or supplemental new drug applications to the U.S. Food and Drug Administration (the “FDA”) and the number of product launches we expect to be able to complete in a given timeframe; our expectations regarding the size of patient populations, market acceptance and clinical utility of our products and product candidates, if approved; our manufacturing capabilities and our ability to comply with significant regulations with respect to the manufacture of our products or, where applicable, our reliance on third parties to do the same; supply chain and inventory expectations, and our and our partners’ ability to meet anticipated demand; selling and marketing strategies and associated costs to support the sales of our branded products, including Purified Cortrophin® Gel (Repository Corticotropin Injection USP) (“Cortrophin Gel”) and ILUVIEN® (“ILUVIEN”); the success of competing therapies that are or may become available; our strategic initiatives, including acquisitions, strategic alliances and collaborations, and our ability to realize the intended benefits of such initiatives; our ability to attract and retain key personnel; our expectations and uncertainties regarding future pricing, coverage and reimbursement for our products; the impact of new or modified laws or regulations, and the application or implementation thereof, including the One Big Beautiful Bill Act, and tax, healthcare and pharmaceutical laws and regulations in the U.S. and foreign jurisdictions; our ability to obtain, protect and enforce our intellectual property; and general economic, industry, geopolitical and market conditions, such as military conflict or war, inflation and financial institution instability, or the impact of global pandemics on our business. Any forward-looking statements in this presentation are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors, some of which cannot be predicted or quantified, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those risks and uncertainties that are described in the Company’s most recent Annual Report on Form 10-K, any subsequent quarterly reports filed by the Company on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward- looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make.

© 2026 ANI Pharmaceuticals, Inc. 3 Presentation of financial information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non- cash stock-based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net income (loss), excluding tax expense (benefit), interest expense, net, other (income) expense, net, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized (gain) loss on our investment in equity securities, loss (gain) on disposal of assets, intangible asset impairment charges, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized (gain) loss on our investment in equity securities, loss (gain) on disposal of assets, intangible asset impairment charges, litigation expenses related to certain matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the 2029 senior convertible notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the 2029 convertible senior notes recognized in the calculation of GAAP diluted EPS and have been excluded from the calculation of the Non- GAAP Adjusted Diluted Weighted-Average Shares outstanding. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. A reconciliation of adjusted non-GAAP financial measures to the most directly comparable GAAP financial measures is provided within the Appendix.

A profitable, high-growth biopharmaceutical organization transforming into a leading Rare Disease company

- **Projecting >$1B in total net revenue in 2026**
  - 44% YoY increase in 2025
  - 23% YoY increase in 2026(1)
- **Rare Disease business** is primary focus
  - Expected to represent **~60% of total revenues in 2026**
  - Lead asset, **Cortrophin Gel,** expected to provide substantial, durable **multi-year growth opportunity**
- **Generics business delivering strong cash flows** enabled by superior R&D capabilities, operational execution, and U.S. manufacturing



RARE DISEASE
BRANDS
ANI's virtuous cycle of growth
GENERICS
>$1B
Total net revenue in 2026

© 2026 ANI Pharmaceuticals, Inc.

1. Percent change calculated using the midpoint of full year 2026 guidance provided by the Company on February 27, 2026.

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© 2026 ANI Pharmaceuticals, Inc. 5 Proven track record of delivering top- and bottom-line growth Adjusted Non-GAAP EBITDA ($ millions)(1)Total Company Net Revenues ($ millions) 1. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. See slide 26 for a reconciliation to net income, the most directly comparable financial measure calculated in accordance with GAAP. 2. 2022-2026 CAGR calculated using the midpoint of full year 2026 guidance provided by the Company on February 27, 2026. 3. Based on 2026 financial guidance provided by the Company on February 27, 2026. $316 $487 $614 $883 $1,055-$1,115 2022 2023 2024 2025 2026E +36% CAGR(2) $56 $134 $156 $230 $275-$290 2022 2023 2024 2025 2026E +50% CAGR(2) (3) (3)

2025 accomplishments drove robust expansion across the business

Rare Disease generated
84%
YoY topline growth

- Lead Rare Disease asset Cortrophin Gel delivered **exceptional YoY growth of 76%**
  - **Accelerated momentum** across neurology, rheumatology, nephrology, and pulmonology through sales force expansion
  - Acute gouty arthritis flares grown to over **15% of Cortrophin Gel use**
  - Realized synergies from **combined ophthalmology salesforce**
- Established **ILUVIEN commercial and access initiatives** to support growth in 2026

Generics outperformed with
28%
YoY topline growth

- Outperformance driven by **superior R&D capabilities**, **operational execution**, and **U.S. based manufacturing footprint**
- **Delivered strong cadence of new product launches**, including first-to-market launch of prucalopride and partnered generic launch

Metric ($ millions, except EPS)	2025	YoY Growth
Net Revenue (Total Company)	$883	44%
Cortrophin Gel Net Revenue	$348	76%
ILUVIEN Net Revenue(1)	$75	N/M
Adjusted Non-GAAP EBITDA(2)	$230	47%
Adjusted Non-GAAP Diluted EPS(2)(3)	$7.89	52%

1. NIU-PS indication was merged into the ILUVIEN label in mid-2025; full year 2025 results include YUTIQ revenue.
2. Adjusted Non-GAAP EBITDA and Adjusted Diluted Non-GAAP EPS are Non-GAAP financial measures. See slides 26 and 27 for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP.
3. Adjusted Non-GAAP Diluted EPS is defined as adjusted Non-GAAP net income divided by the diluted weighted average shares outstanding during the period ("Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding"). Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the 2029 senior convertible notes as they are intended to be covered by our capped call transactions.

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.
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© 2026 ANI Pharmaceuticals, Inc. 7 ACCELERATE ANI’S TRANSFORMATION INTO A LEADING RARE DISEASE COMPANY Cortrophin Gel 2026 priorities to drive long-term growth and value creation • Maximize multi-year growth opportunity by addressing significant unmet need across indications • Build on momentum in underpenetrated specialty indications in nephrology, neurology, rheumatology, ophthalmology and pulmonology • Build and deploy ~90-person organization dedicated to acute gouty arthritis flares by mid-year • Advance Phase 4 trial to establish further evidence supporting Cortrophin Gel in acute gouty arthritis flares • Continue to evaluate opportunities to enhance patient convenience ILUVIEN • Return to growth by leveraging the commercial and patient access initiatives established in 2025 CONTINUED EXECUTION IN GENERICS BUSINESS EXECUTE DISCIPLINED CAPITAL ALLOCATION STRATEGY • Leverage superior R&D capabilities, operational execution, U.S. manufacturing footprint, and business development expertise to continue expanding cash generation • Maintain current cadence of 10-15 launches annually • Explore opportunities to expand scope and scale of Rare Disease business • Invest in dedicated organization for Cortrophin Gel in gout • Invest high single-digit percentage of Generics revenue into R&D

© 2026 ANI Pharmaceuticals, Inc. 8 2026 guidance reflects strong top- and bottom-line growth driven by Rare Disease business YoY Growth $1,055 - $1,115 19 - 26% $540 - $575 55 - 65% $78 - $83 4 - 11% $275 - $290 20 - 26% $8.83 - $9.34 12 - 18% Metric ($ millions, except EPS) Net Revenue (Total Company) Cortrophin Gel Net Revenue ILUVIEN Net Revenue Adjusted Non-GAAP EBITDA(1) Adjusted Non-GAAP Diluted EPS(1)(2) Full Year 2026 Guidance(3) 2026 adjusted non-GAAP gross margin expected to be 59.3% - 60.3%(4) 1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. 2. Adjusted Non-GAAP Diluted EPS is defined as adjusted Non-GAAP net income divided by the diluted weighted average shares outstanding during the period ("Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding"). For full year 2026, Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the 2029 senior convertible notes as they are intended to be covered by our capped call transactions. 3. Based on 2026 financial guidance provided by the Company on February 27, 2026. 4. Blended royalty rate due to Merck for Cortrophin Gel net sales expected to be in high-20 percent range in 2026.

© 2026 ANI Pharmaceuticals, Inc. 9 Rare Disease Business

© 2026 ANI Pharmaceuticals, Inc. 10 Rare Disease business represents primary driver of growth; expected to account for ~60% of revenues in 2026 1. Percent change calculated based on the midpoint of 2026 financial guidance range provided by the Company on February 27, 2026. 2. Alimera acquisition occurred in September 2024; ILUVIEN revenue only represents partial year of ownership. 3. Represents 2026 financial guidance ranges provided by the Company on February 27, 2026. Rare Disease Net Revenues ($ millions) $198 $348 $540 - $575 $32 $75 $78 - $83 2022 2023 2024 2025 2026E $230 $423 $42 $112 $618 - $658 (3) Cortrophin Gel ILUVIEN +84% +51%(1) (2)

© 2026 ANI Pharmaceuticals, Inc. 11 Cortrophin Gel: Lead Rare Disease Asset Cortrophin Gel is purified corticotropin (ACTH), a late-line treatment option for patients struggling with certain chronic autoimmune disorders Approved for multiple indications in neurology, nephrology, rheumatology, ophthalmology and pulmonology Potential for strong multi-year growth as key indications have significant unmet medical need Multiple presentations such as Pre-Filled Syringe and vials available to enhance patient convenience Long-term sustainability driven by high barriers (regulatory, IP) to generic entry Fast growing two-player ACTH market approached $1 billion(1) in sales in 2025, up ~45% YoY 1. Based on the sum of 2025 Cortrophin Gel net revenue and Keenova Therapeutics’ 2025 guidance for Acthar Gel per its third quarter 2025 earnings release (November 10, 2025).

© 2026 ANI Pharmaceuticals, Inc. 12 2021 2022 2023 2024 2025(1) $594 $558 $537 $684 $992 ACTH MARKET SALES ($ MILLIONS) -6% -4% +27% YoY Growth +45% Acthar Gel Purified Cortrophin® Gel • Following launch of Cortrophin Gel, ACTH class returned to double-digit growth in 2024 • Expect strong future multi-year growth potential driven by large market opportunity as key indications remain significantly underpenetrated • Proven ability to reach new HCPs and patients with approximately half of Cortrophin Gel prescribers naive to the ACTH category before prescribing Cortrophin Gel ACTH market returned to growth following the launch of Cortrophin Gel 1. Based on the sum of 2025 Cortrophin Gel net revenue and Keenova Therapeutics’ 2025 guidance for Acthar Gel per its third quarter 2025 earnings release (November 10, 2025).

Cortrophin Gel has strong multi-year growth potential with addressable patient populations across indications significantly under-penetrated

Acute Gout Flares	Multiple Sclerosis Flares	Rheumatoid Arthritis	Sarcoidosis	Nephrotic Syndrome (proteinuria reduction)
Diagnosed ~9,900,000[1]	Diagnosed ~750,000[5]	Diagnosed ~1,600,000[9]	Diagnosed ~175,000[13-15]	Diagnosed ~35,000[20]
~36% receive treatment annually[2]	1-2.2 average flares per year[6,7]	17-25% experience a flare annually[10,11]	25-42.5% of patients are treated[13,16]	
1.5 – 2 average flares per year[3]	25% of patients do not respond to a steroid[8]	Up to 30% of patients do not respond to a steroid[12]	10-25% of patients require a second line therapy[17-19]	12.5% – 20% of patients do not respond to a steroid[21,22]
~8% receive an injectable flare treatment[4]				
~500,000 addressable annual flares	~300,000 addressable annual flares	~100,000 addressable annual flares		
~285,000 addressable patients	**~187,500** addressable patients	**~480,000** addressable patients	**~10,000** addressable patients	**~6,000** addressable patients

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.

* All references provided in appendix. Addressable patient populations shared for select indications.

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Investing in Cortrophin Gel to build momentum in 2026 and beyond

Investing in high ROI commercial initiatives	• Focus efforts to **continue momentum** established in Nephrology, Neurology, Rheumatology and Pulmonology as the ACTH market expands • Building a **new ~90-person** organization dedicated to gout that targets primary care and podiatrist offices, expected to deploy mid-2026 • Realizing synergies with integrated ophthalmology team
Enhancing convenience	• Launched Pre-Filled Syringe in 2025 • **Continuing to evaluate** opportunities to enhance patient convenience
Generating scientific and clinical evidence	• **Advancing Phase 4 clinical trial** of Cortrophin Gel in acute gouty arthritis flares • **Robust pipeline** of investigator-initiated trials across disease states • Continued investment in **preclinical data and publications**



Cortrophin Gel Net Revenues
($ millions)
$42
$112
$198
$348
$540 - $575
+76%
+60%(1)
2022
2023
2024
2025
2026E(2)

© 2026 ANI Pharmaceuticals, Inc.

1. Year-over-year growth calculated based on the midpoint of 2026 financial guidance range provided by the Company on February 27, 2026.
2. Represents 2026 financial guidance provided by the Company on February 27, 2026.

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Capturing sizable additional opportunity in gout through commercial organization expansion

Acute Gout Flares

- Diagnosed ~9,900,000[1]
- ~36% receive treatment annually[2]
- 1.5 – 2 average flares per year[3]
- ~8% receive an injectable flare treatment[4]

~500,000 addressable annual flares

Large underpenetrated market opportunity

- **Focus on most severe patients: ~285,000** who are currently treated with injectables for their flares
- Need for new treatments for those patients not well served by first line options
- Co-morbidities may limit certain treatment options

Successful track record in Gout

- **Only approved ACTH therapy** to treat acute gouty arthritis flares
- **Gout indication generated ~15%** of Cortrophin Gel volume in 2025, largely from nephrologists and rheumatologists
- **Prefilled syringe and subcutaneous option for Cortrophin self-administration** enables flare readiness, unlike most injectable options

Our approach to serving more patients

- In 2025, ran **successful pilots** across 10 territories in primary care and podiatry
- By mid-2026, **deploying new ~90-person commercial organization** to target high priority PCPs and podiatrists who see most severe acute gouty arthritis patients
- **Investing in evidence generation** through Phase 4 trial to expand use over time

~285,000 patients

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.
* All references provided in appendix. Addressable patient populations shared for select indications.
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ILUVIEN is a long-acting ocular therapy approved for DME and chronic NIU-PS

ILUVIEN®
(fluocinolone acetonide intravitreal implant) 0.19mg



36-months of continuous therapy via CONTINUOUS MICRODOSING™ of fluocinolone acetonide (FAc) in patients with retinal disease

Diabetic Macular Edema (DME):

- Chronic disease that is the leading cause of vision loss in diabetic patients; ~4% of diabetic patients develop clinically significant macular edema
- >50,000 patients in the U.S. are not well served by anti-VEGF therapy; <5,000 patient starts annually for DME in the U.S.
- Strong global clinical evidence in DME supported by NEW DAY study results

Chronic non-infectious uveitis affecting the posterior segment (NIU-PS):

- Inflammation of the eye that can lead to pain, visual impairment, and vision loss
- >75,000 patients in the U.S. are candidates for treatment, and steroids are the standard of care; <5,000 patient starts annually for NIU-PS in the U.S.

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.
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© 2026 ANI Pharmaceuticals, Inc. 17 Returning ILUVIEN to growth by leveraging established commercial and patient access initiatives New strategic investments in marketing and medical affairs to support increased awareness of NEW DAY clinical data Growing use of alternative access channels to navigate market access challenges for Medicare patients Strengthened commercial team and further enhanced promotional efforts Established coverage for both DME and NIU-PS indications enabling HCPs to use one product across two indications and streamline care

© 2026 ANI Pharmaceuticals, Inc. 18 Generics Business

Generics business driving strong cash flow generation with superior R&D capabilities, U.S. manufacturing footprint, and operational excellence

Robust, diversified pipeline and new product launch execution

- Robust pipeline in place to deliver ~10-15 new product launches annually
- Invest high single-digit percentage of Generics revenue into Generics R&D to support business
- Diversified portfolio of ~125 product families and largest product expected to account for less than 5% of Generics revenues in 2026

Strong operational backbone with a focus on cost efficiency

- Three U.S. based manufacturing sites with strong GMP track record; all sites currently in VAI or NAI status
- Manufactured and supplied over 2.5 billion doses of therapeutics in last 12 months[1]
- Systematic approach to reducing raw materials and finished goods costs and lean corporate spend


Generics Net Revenues
($ millions)
+28%
+12%
$384
$301
$269
$210
2022
2023
2024
2025

© 2026 ANI Pharmaceuticals, Inc.

1. Per IQVIA NSP Sales data - MAT December 2025 data.

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© 2026 ANI Pharmaceuticals, Inc. 20 U.S. Manufacturing Footprint

© 2026 ANI Pharmaceuticals, Inc. 21 United States 93% Europe 2% India 2% Others 3% United States 48% Europe 26% India 18% China 5% Others 3% Over 90% of ANI’s revenues come from finished goods manufactured in the U.S.; only ~5% revenues have a direct reliance on China API by Country of Origin Finished Goods (FG) by Country of Origin % of Revenues % of Revenues ~95% of revenues from products sold in the U.S. NOTE: Statistics on this slide based upon internal analysis utilizing estimated / projected full year 2025 Revenue, procurement, manufacturing and other data as prepared June 2025

U.S.-based manufacturing footprint with strong GMP track record

	Baudette, MN *130k sf*	**Baudette, MN** *Containment Facility - 47k sf*	**East Windsor, NJ** *120k sf*
			
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft^2 expansion added 15 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids
GMP	*Five FDA inspections since 2013* **Latest FDA inspection – December 2024** **Current site status: VAI**	*Seven DEA inspections since 2013* **Latest DEA inspection – August 2023** **Current site status: VAI**	*Seven FDA inspections since 2017,* *Four DEA inspections since 2016* **Latest FDA inspection – January 2024** **Current site status: NAI status (zero 483s)**

ani Pharmaceuticals, Inc.

© 2026 ANI Pharmaceuticals, Inc.

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© 2026 ANI Pharmaceuticals, Inc. 23 Summary

ANI well positioned to deliver long-term growth and value creation

2026 STRATEGIC PRIORITIES

Accelerate transformation into leading Rare Disease company

Continued excellence in Generics R&D and operations

Execute disciplined capital allocation strategy

FINANCIAL STRENGTH

2026 total revenues(1)	2026 adjusted non-GAAP EBITDA(1)(2)	2025 year-end cash	2025 year-end net leverage(3)
>$1B	~$283M	$286M	~1.5x
⬆ 23% YoY	⬆ 23% YoY		

VIRTUOUS CYCLE OF GROWTH DRIVES TRANSFORMATION INTO A LEADING RARE DISEASE COMPANY

- **Rare Disease** expected to represent **~60%** of total revenue in 2026
- Lead asset, **Cortrophin Gel**, expected to deliver **+60%** YoY growth in 2026 with substantial, multi-year growth opportunity(4)
- **Strong Generics cash flows** further enables investments in Rare Disease business ani Pharmaceuticals, Inc.

© 2026 ANI Pharmaceuticals, Inc.

1. Based on the midpoint of 2026 financial guidance ranges provided by the Company on February 27, 2026.
2. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure.
3. Based on full year 2025 Non-GAAP EBITDA.
4. Year-over-year growth calculated based on the midpoint of 2026 financial guidance range provided by the Company on February 27, 2026.

24

© 2026 ANI Pharmaceuticals, Inc. 25 Appendix

© 2026 ANI Pharmaceuticals, Inc. 26 Adjusted Non-GAAP EBITDA calculation and US GAAP to Non-GAAP reconciliation 3 months ended 3 months ended 12 months ended 12 months ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net Income (Loss) $27,490 $(10,276) $78,337 $(18,522) Add/(Subtract): Interest expense, net 4,411 6,015 20,060 17,602 Other (income) expense, net (850) 1,378 (1,934) 4,033 Loss on extinguishment of debt ― ― ― 7,468 Income tax expense (benefit) 3,989 (3,486) 17,454 (3,690) Depreciation and amortization 22,613 22,600 91,417 67,731 Contingent consideration fair value adjustment (5,727) (1,893) (31,012) (619) Unrealized (gain) loss on investment in equity securities (273) 1,991 (2,824) (6,307) Intangible asset impairment charge ― 7,600 767 7,600 Loss on disposal of assets 87 ― 382 ― Gain on sale of building ― ― ― (5,347) Stock-based compensation 9,768 7,061 37,929 29,344 M&A transaction and integration expenses 607 5,965 3,823 20,163 Litigation expenses 3,241 1,657 15,278 6,395 Inventory step-up amortization ― 10,375 ― 13,599 Severance ― 1,057 105 6,365 Equity payout ― ― ― 10,190 Adjusted non-GAAP EBITDA $65,356 $50,044 $229,782 $156,005 ($ in thousands, except per share amounts)

© 2026 ANI Pharmaceuticals, Inc. 27 Adjusted Non-GAAP diluted earnings per share calculation and US GAAP to Non-GAAP reconciliation 1. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities. 2. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the 2029 senior convertible notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the 2029 convertible senior notes recognized in the calculation of GAAP diluted EPS in this reporting period in full, and therefore approximately 588,000 shares and 692,000 shares for the three and twelve months ended December 31, 2025, have been excluded from the calculation of the Non-GAAP Adjusted Diluted Weighted-Average Shares outstanding, respectively. 3 months ended 3 months ended 12 months ended 12 months ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net Income (Loss) Available to Common Shareholders $27,490 $(10,682) $77,180 $(20,147) Add/(Subtract): Non-cash interest expense 238 232 974 149 Depreciation and amortization 22,613 22,600 91,417 67,731 Contingent consideration fair value adjustment (5,727) (1,893) (31,012) (619) Loss on disposal of assets 87 ― 382 ― Gain on sale of building ― ― ― (5,347) Unrealized (gain) loss on investment in equity securities (273) 1,991 (2,824) (6,307) Intangible asset impairment charge ― 7,600 767 7,600 Stock-based compensation 9,768 7,061 37,929 29,344 M&A transaction and integration expenses 607 5,965 3,823 20,163 Litigation expenses 3,241 1,657 15,278 6,395 Inventory step-up amortization ― 10,375 ― 13,599 Severance ― 1,057 105 6,365 Equity payout ― ― ― 10,190 Loss on extinguishment of debt ― ― ― 7,468 Other (income) expense, net (878) 1,335 (2,093) 3,869 Less: Estimated tax impact of adjustments (7,716) (15,021) (29,834) (38,154) Adjusted non-GAAP Net Income Available to Common Shareholders (1) $49,450 $32,277 $162,092 $102,299 Diluted Weighted-Average Shares Outstanding 21,774 19,445 21,228 19,318 Adjusted Diluted Weighted-Average Shares Outstanding (2) 21,186 19,785 20,536 19,668 Adjusted Non-GAAP Diluted Earnings per Share $2.33 $1.63 $7.89 $5.20 ($ in thousands, except per share amounts)

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